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               Prospectus, May 1, 2001, as amended August 17, 2001
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Evergreen
Variable Annuity Trust

Evergreen VA Omega Fund
Evergreen VA Special Equity Fund
Evergreen VA Strategic Income Fund

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks                  2

Evergreen VA Omega Fund                 4

Evergreen VA Special Equity Fund        6

Evergreen VA Strategic Income Fund      8

GENERAL INFORMATION:

The Funds' Investment Advisor           10

The Funds' Portfolio Managers           10

Calculating the Share Price             10

Participating Insurance Companies       11

How to Buy and Redeem Shares            11

Other Services                          11

The Tax Consequences of
      Investing in the Funds            11

Fees and Expenses of the Funds          12

Financial Highlights                    13

Other Fund Practices                    16

In general, Funds included in this prospectus provide investors with a selection of investment alternatives which seek capital growth and income. Shares of the Funds are sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. For further information about these contracts and policies, please see the separate prospectuses issued by the participating life insurance companies.

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

Investment Goal

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

Investment Strategy

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

Risk Factors

What are the specific risks for an investor in the Fund?

Performance

How well has the Fund performed in the past year? The past five years? The past ten years?

EXPENSES

How much does it cost to invest in the Fund?

                            OVERVIEW OF FUND RISKS


Variable
Annuity Funds

Shares of the Funds are sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. For more information about these Funds and the other funds offered by Evergreen, please call 1-800-847-5397.

The Funds offered in this prospectus follow various investment strategies and focus their investments on a variety of securities. The Funds typically rely on the following basic strategies, selling a portfolio investment: i) when the issuers' investment fundamentals begin to deteriorate; ii) when the investment no longer appears to meet the Fund's investment objective; iii) when the Fund must meet redemptions; or iv) for other investment reasons which the portfolio manager deems necessary.

Following this overview, you will find information on each Fund's specific investment strategies and risks.

Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in a lower return and potential loss of market opportunity.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:
o  not guaranteed to achieve its investment goal
o  not a deposit with a bank
o  not insured,  endorsed or  guaranteed by the FDIC or any  government  agency
o  subject  to  investment  risks,   including   possible  loss  of  your
   original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

Following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Stock Market Risk

Your investment in a Fund that invests in stocks will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, securities tend to decline in value. Such events also could cause companies to decrease the dividends they pay. If these events were to occur, the value of and dividend yield and total return earned on your investment would likely decline. Even if general economic conditions do not change, the value of and dividend yield and total return earned on your investment would decline if the particular industries, companies or sectors the Fund invests in do not perform well.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

Investment Style Risk

Stocks with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impacts its risk

VARIABLE ANNUITY FUNDS
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characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.

Interest Rate Risk

When interest rates go up, the value of debt securities tends to fall. If the Fund invests a significant portion of its portfolio in debt securities or dividend paying stocks that are purchased for dividend income and interest rates rise, then the value of and total return earned on your investment may decline. When interest rates go down, interest earned by the Fund on its investments may also decline, which could cause the Fund to reduce the dividends it pays. Debt securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. If the Fund invests in debt securities, then the value of and dividend yield and total return earned on your investment may decline if an issuer fails to pay an obligation on a timely basis.

Foreign Investment Risk

 If the Fund invests in non-U.S. securities it will be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value, dividend yield and/or total return earned on your investment. In addition, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value, dividend yield and/or total return earned on of your investment in the Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

VARIABLE ANNUITY FUNDS
3

VA Omega Fund


FUND FACTS:

Goal:
o        Long-Term Capital Growth

Principal Investment:
o        U.S. Common Stocks of All Market Capitalizations

Investment Advisor:
o        Evergreen Investment Management Company, LLC

Portfolio Manager:
o        Maureen E. Cullinane, CFA

Dividend Payment Schedule:
o        Annually

Investment Goal

The Fund seeks long-term capital growth.

Investment Strategy

The Fund invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Fund's portfolio manager employs a growth style of equity management. "Growth" stocks are stocks of companies that the Fund's portfolio manager believes have anticipated earnings ranging from steady to accelerated growth. The portfolio manager's active style of portfolio management may lead to high portfolio turnover, but that will not limit the portfolio manager's investment decisions.

Risk Factors

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 2 under the headings:

o        Stock Market Risk
o        Market Capitalization Risk
o        Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

VARIABLE ANNUITY FUNDS
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Performance

The following tables show how the Fund has performed in the past. Returns reflect reinvestment of all dividends and distributions and fees, but do not reflect contract or policy charges assessed by participating insurance companies. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for the Fund in each calendar year since its inception on 3/6/1997. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. Separate account fees charged by participating insurance companies are not reflected in this table. If these fees were reflected, returns would be less than those shown.

Year-by-Year Total Return (%)
1998           1999          2000
22.25          47.24         -12.46

Best Quarter:        4th  Quarter 1999        +29.99%
Worst Quarter:       4th Quarter 2000         -25.00%

The next table lists the Fund's average annual total return over the past year and since inception (through 12/31/2000). This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000 Growth Index (Russell 1000 Growth) and the S&P 500 Index (S&P 500). The Russell 1000 Growth is an unmanaged, market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and forecasted growth values. The S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2000)
                                                 Performance
             Inception  1 year   5 year  10 year  Since
              Date                               Inception
Fund         3/6/1997  -12.46%   N/A     N/A      15.75%
S&P 500                -9.10%    N/A     N/A      15.92%
Russell 1000 Growth    -22.42%   N/A     N/A      15.87%

Expenses

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year end. The Fund does not assess any fees upon purchase or redemption. However, surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees are described in the prospectus of such contracts or policies.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                Total Fund
Management Fee     12b-1Fees        Other        Operating
                                  Expenses       Expenses

     0.52%           0.00%          0.16%          0.68%

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

EXAMPLE OF FUND EXPENSES

After:
1 year             $69
3 years            $218
5 years            $379
10 years           $847

VARIABLE ANNUITY FUNDS
5

VA Special Equity Fund

FUND FACTS:

Goal:
o        Capital Growth

Principal Investment:
o        Common Stocks of Small Companies

Investment Advisor:
o        Evergreen Investment Management Company, LLC

Portfolio Managers:
o        Timothy M. Stevenson, CFA
o        Eric M. Teal
o        Mark Thiele, CFA

Dividend Payment Schedule:
o        Annually

Investment Goal

The Fund seeks capital growth.

Investment Strategy

The Fund invests primarily in common stocks of U.S. companies with small market capitalizations, typically having a market capitalization up to $1.5 billion at the time of investment. The Fund's portfolio managers look for companies exhibiting good earnings and price momentum, while at the same time using various valuation criteria in the ultimate selection of which stocks to purchase. This approach allows a growth discipline with a value perspective. The Fund strives to provide a return greater than stock market indices such as the Russell 2000 Index. The Fund may purchase stocks in initial public offerings
(IPOs).

Risk Factors

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 2 under the headings:

o        Stock Market Risk
o        Market Capitalization Risk
o        Investment Style Risk

You should be aware of the risks associated with the Fund purchasing IPOs. Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund's shares.

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices.

VARIABLE ANNUITY FUNDS
6

Performance

The following tables show how the Fund has performed in the past. Returns reflect reinvestment of all dividends and distributions and fees, but do not reflect contract or policy charges assessed by participating insurance companies. Past performance is not an indication of future results.

The table below shows the percentage gain or loss of the Fund in the calendar year since its inception on 9/29/1999. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied.
Separate account fees charged by participating insurance companies are not reflected in this table. If these fees were reflected, returns would be less than those shown.

Year-by-Year Total Return (%)

2000
-8.34

Best Quarter:         1st Quarter 2000          +14.29%
Worst Quarter:        4th Quarter 2000          -11.80%

The next table lists the Fund's average annual total return over the past year and since inception (through 12/31/2000). This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000 Index (Russell 2000) which is a market capitalization-weighted index measuring the performance of the 2000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest in an index.

Average Annual Total Return
(for the period ended 12/31/2000)

                                                  Performance
           Inception  1 year   5 year    10 year   Since
             Date                                  Inception
Fund       9/29/1999  -8.34%   N/A      N/A        7.00%
Russell 2000          -3.02%   N/A      N/A        11.73%

Expenses

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year end. The Fund does not assess any fees upon purchase or redemption. However, surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees are described in the prospectus of such contracts or policies.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                                Total Fund
Management Fee     12b-1Fees        Other        Operating
                                  Expenses       Expenses+
     0.92%           0.00%          0.25%          1.17%

+From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, Total Fund Operating Expenses are 1.04%.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

EXAMPLE OF FUND EXPENSES

After:
1 year             $119
3 years            $372
5 years            $644
10 years           $1,420

VARIABLE ANNUITY FUNDS
7

VA Strategic Income Fund

FUND FACTS:

Goals:
o        High Current Income
o        Capital Growth

Principal Investments:
o        Domestic High Yield, High Risk Bonds
o        Foreign Debt Securities
o        U.S. Government Securities

Investment Advisor:
o        Evergreen Investment Management Company, LLC

Portfolio Manager:
o        Prescott B. Crocker, CFA


Dividend Payment Schedule:
o        Annually

Investment Goal

The  Fund  seeks  high  current   income  from  interest  on  debt   securities.
Secondarily, the Fund considers potential for growth of capital in selecting securities.

Investment Strategy

The Fund intends to allocate its assets principally between domestic high yield, high risk bonds and debt securities (which may be denominated in U.S. dollars or in non-U.S. currencies) of foreign governments and foreign corporations. In addition, the Fund will, from time to time, allocate a portion of its assets to U.S. government securities, including zero-coupon U.S. Treasury securities, mortgage-backed securities and money market instruments. This allocation will be made on the basis of the portfolio manager's assessment of global opportunities for high income and high investment return. From time to time, the Fund may invest 100% of its assets in U.S. or foreign securities. While the Fund may invest in securities of any maturity, it is currently expected that the Fund will not invest in securities with maturities of more than 30 years. The Fund's portfolio manager takes an aggressive approach to investing but seeks to control risk through diversification, credit analysis, economic analysis, interest rate forecasts and review of sector and industry trends.

Risk Factors

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 2 under the headings:

o        Interest Rate Risk
o        Credit Risk
o        Foreign Investment Risk

In addition, the Fund principally invests in below investment grade bonds, commonly referred to as "junk bonds" because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value.

The  Fund  is  also  subject  to  the  risks   associated   with   investing  in
mortgage-backed securities. Like other debt securities, changes in interest rates generally affect the value of mortgage-backed securities. Additionally, some mortgage-backed securities may be structured so that they may be

particularly   sensitive  to  interest  rates.   Early  repayment  of  mortgages
underlying these securities may expose the Fund to a lower rate of return when it reinvests the principal.

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

VARIABLE ANNUITY FUNDS
8

Performance

The following tables show how the Fund has performed in the past. Returns reflect reinvestment of all dividends and distributions and fees, but do not reflect contract or policy charges assessed by participating insurance companies. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for the Fund in each calendar year since its inception on 3/6/1997. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's returns have varied from year-to-year. Separate account fees charged by participating insurance companies are not reflected in this table. If these fees were reflected, returns would be less than those shown.

Year-by-Year Total Return (%)
1998           1999        2000
5.91           1.64        -0.69

Best Quarter:         1st Quarter 1998          +2.94%
Worst Quarter:        1st Quarter 2000          -1.78%

The next table lists the Fund's average annual total return over the past year and since inception (through 12/31/2000). This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Aggregate Bond Index (LBABI). The LBABI is an unmanaged, fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2000)
                                                  Performance
             Inception 1 year   5 year    10 year   Since
              Date                                 Inception
Fund         3/6/1997  -0.69%   N/A      N/A        3.14%
LBABI                  11.63%   N/A      N/A        7.34%


Expenses

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year end. The Fund does not assess any fees upon purchase or redemption. However, surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees are described in the prospectus of such contracts or policies.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                                Total Fund
Management Fee     12b-1Fees        Other        Operating
                                  Expenses       Expenses

     0.55%           0.00%          0.29%          0.84%

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

EXAMPLE OF FUND EXPENSES
After:
1 year             $ 86
3 years            $ 268
5 years            $ 466
10 years           $ 1,037

VARIABLE ANNUITY FUNDS
9

THE FUNDS' INVESTMENT ADVISOR

An investment advisor manages a Fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is a wholly-owned subsidiary of First Union Corporation, the sixth largest bank holding company in the United States, with over $245.9 billion in consolidated assets as of 6/30/2001. First Union Corporation is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Evergreen Investment Management Company, LLC is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and manages over $89.8 billion in investment assets for 110 of the Evergreen Funds as of 6/30/2001. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

For the fiscal year end 12/31/2000, the aggregate advisory fee paid to the investment advisor by each Fund was as follows:

                                    % of the Fund's average
                                           net assets

VA Omega Fund                                0.52%
VA Special Equity Fund*                      0.79%
VA Strategic Income Fund                     0.55%

*Effective May 11, 2001, the investment advisory contract for the Fund was transferred to EIMC.

THE FUNDS' PORTFOLIO MANAGERS

VA Omega Fund

Maureen E. Cullinane, CFA, has managed the Fund since April 1999. Ms. Cullinane has been a Vice President and portfolio manager at EIMC since September 1987. She became a Senior Vice President and Senior Portfolio Manager in March 1997 and a Managing Director and Senior Portfolio Manager in September 2000. She has been employed by EIMC and its predecessor since 1974. Ms. Cullinane has been the portfolio manager of the Evergreen Omega Fund since April 1989.

VA Special Equity Fund

Timothy M.  Stevenson,  CFA, Eric M. Teal, and Mark Thiele,  CFA,  co-manage the
Fund.

Timothy M. Stevenson, CFA, has co-managed the Fund with Mr. Teal since October 1999. Mr. Stevenson joined EIMC in May 2001 as a Senior Vice President and portfolio manager. From November 1994 until joining EIMC, he was a Senior
Vice President and portfolio manager with First Union National Bank (FUNB). Mr. Stevenson has co-managed the Evergreen Special Equity Fund since October 1999.

Eric M. Teal has co-managed the Fund with Mr. Stevenson since October 1999. Mr. Teal joined EIMC in May 2001 as a Vice President and portfolio manager. From September 1993 until joining EIMC, he was an investment officer and has been a Vice President and portfolio manager since 1997 with FUNB. Mr. Teal has co-managed the Evergreen Special Equity Fund since October 1999.

Mark Thiele, CFA, has co-managed the Fund since January 2001. Mr. Thiele joined EIMC in May 2001 as a Vice President and portfolio manager. From 1989 until joining EIMC, he has been both a portfolio manager and equity analyst with FUNB. Mr. Thiele has co-managed the Evergreen Special Equity Fund since October 2000.

VA Strategic Income Fund

Prescott B. Crocker, CFA, has managed the Fund since its inception in March 1997. Mr. Crocker is a Senior Vice President, Senior Portfolio Manager, and head of the High Yield Bond Team at EIMC. He joined EIMC in February 1997 and initially served as the manager of the Evergreen High Yield Bond Fund and the Evergreen Strategic Income Fund. From 1993 until he joined EIMC, he held various positions at Boston Security Counselors, including President and Chief Investment Officer, and was Managing Director and a portfolio manager at Northstar Investment Management. Mr. Crocker has managed the Evergreen Strategic Income Fund since February 1997.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated on each day the New York Stock Exchange is open, at 4 p.m. Eastern time or as of the time the Exchange closes, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each security held by a Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

The price you pay per share for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.


VARIABLE ANNUITY FUNDS
10

Certain Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund may change on days when investors will not be able to purchase or redeem the Fund's shares.

PARTICIPATING INSURANCE COMPANIES

The Funds were organized to serve as investment vehicles for separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies. The Funds do not currently foresee any disadvantages to the holders of the contracts or policies arising from the fact that the interests of holders of those contracts or policies may differ due to the difference of tax treatment and other considerations. Nevertheless, the Board of Trustees has established procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. The Evergreen Variable Annuity Trust assumes no responsibility for such prospectuses.

HOW TO BUY AND REDEEM SHARES

Investors may not purchase or redeem shares of the Funds directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Investors should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies and how to redeem funds or change investment options.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts or variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to the contracts or policies.

Timing of Proceeds

Normally, we will send redemption proceeds on the next business day after we receive a request; however, we reserve the right to wait up to seven business days to redeem any investments.

Other Services

Automatic Reinvestment of Distributions

For  the  convenience  of  investors,   all  dividends  and  capital  gains  are
distributed to the separate accounts of participating insurance companies and are automatically reinvested, unless requested otherwise.

THE TAX CONSEQUENCES OF INVESTING IN THE FUNDS

Fund Distributions

Each Fund passes along the net income or profits it receives from its investments. The Funds expect that any distributions to separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.

oDividends. Each Fund pays an annual dividend from the dividends, interest and other income on the securities in which it invests.
oCapital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year.

For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company. Variable annuity contracts or variable life insurance policies purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. Depending on the variable annuity contract or variable life insurance policies, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.


VARIABLE ANNUITY FUNDS
11

FEES AND EXPENSES OF THE FUNDS

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

Other Expenses

Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

Total Fund Operating Expenses

The total cost of running a Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's net asset value is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results. Because these fees are "invisible," investors should examine them closely, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: i) your total return in the Fund is reduced in direct proportion to the fees; ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and iii) a Fund's investment advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

VARIABLE ANNUITY FUNDS
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FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one share in each of the Funds -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The tables for each Fund have been derived from financial information audited by KPMG LLP, the Funds' independent auditors. For a more complete picture of the Funds' financial statements, please see the Funds' Annual Report as well as the Statement of Additional Information.

                                 EVERGREEN
                             Variable Annuity Trust

                                            Year Ended December 31,
                                       ---------------------------------------
                                        2000     1999 #    1998 #   1997 (a) #
VA OMEGA FUND
Net asset value, beginning of period   $ 19.98   $ 13.57   $11.10     $10.00
                                       -------   -------   ------     ------
Income from investment operations
Net investment income (loss)              0.01     (0.06)   (0.04)     (0.06)
Net realized and unrealized gains or
 losses on securities                    (2.27)     6.47     2.51       1.16
                                       -------   -------   ------     ------
Total from investment operations         (2.26)     6.41     2.47       1.10
                                       -------   -------   ------     ------
Distributions to shareholders from
Net investment income                    (0.01)        0        0          0
Net realized gains                       (0.74)        0        0          0
                                       -------   -------   ------     ------
Total distributions                      (0.75)        0        0          0
                                       -------   -------   ------     ------
Net asset value, end of period         $ 16.97   $ 19.98   $13.57     $11.10
                                       -------   -------   ------     ------
Total return*                           (12.46)%   47.24%   22.25%     11.00%
Ratios and supplemental data
Net assets, end of period (thousands)  $97,397   $24,176   $4,039     $1,868
Ratios to average net assets
 Expenses++                               0.68%     0.96%    1.02%      1.06%+
 Net investment income (loss)             0.07%    (0.35)%  (0.33)%    (0.74)%+
Portfolio turnover rate                    177%      120%      49%        39%

(a) For the period from March 6, 1997 (commencement of operations) to
    December 31, 1997.
* Total return does not reflect charges attributable to your insurance company's separate account.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
# Net investment income is based on average shares outstanding during the period.

VARIABLE ANNUITY FUNDS
13

                                   EVERGREEN
                             Variable Annuity Trust

                                                              Year Ended
                                                             December 31,
                                                           ------------------
                                                            2000     1999 (a)
VA SPECIAL EQUITY FUND
Net asset value, beginning of period                       $ 11.84    $10.00
                                                           -------    ------
Income from investment operations
Net investment loss                                          (0.01)        0
Net realized and unrealized gains or losses on securities    (0.91)     1.88
                                                           -------    ------
Total from investment operations                             (0.92)     1.88
                                                           -------    ------
Distributions to shareholders from net realized gains        (0.31)    (0.04)
                                                           -------    ------
Net asset value, end of period                             $ 10.61    $11.84
                                                           -------    ------
Total return*                                               (8.34)%    18.87%
Ratios and supplemental data
Net assets, end of period (thousands)                      $20,905    $3,059
Ratios to average net assets
 Expenses++                                                   1.04%     1.03%+
 Net investment loss                                         (0.17)%   (0.07)%+
Portfolio turnover rate                                        294%      104%

(a) For the period from September 29, 1999 (commencement of operations) to December 31, 1999.
* Total return does not reflect charges attributable to your insurance company's separate account.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

VARIABLE ANNUITY FUNDS
14

                                   EVERGREEN
                             Variable Annuity Trust

                                            Year Ended December 31,
                                       --------------------------------------
                                        2000     1999 #   1998 #   1997 (a) #
VA STRATEGIC INCOME FUND
Net asset value, beginning of period   $ 10.56   $ 10.39  $ 10.20    $10.00
                                       -------   -------  -------    ------
Income from investment operations
Net investment income                     0.85      0.73     0.64      0.32
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions           (0.93)    (0.56)   (0.04)     0.21
                                       -------   -------  -------    ------
Total from investment operations         (0.08)     0.17     0.60      0.53
                                       -------   -------  -------    ------
Distributions to shareholders from
Net investment income                    (1.29)        0    (0.41)    (0.31)
Net realized gains                           0         0        0     (0.02)
Tax return of capital                    (0.18)        0        0         0
                                       -------   -------  -------    ------
Total distributions                      (1.47)        0    (0.41)    (0.33)
                                       -------   -------  -------    ------
Net asset value, end of period         $  9.01   $ 10.56  $ 10.39    $10.20
                                       -------   -------  -------    ------
Total return*                            (0.69%)    1.64%    5.91%     5.28%
Ratios and supplemental data
Net assets, end of period (thousands)  $17,950   $18,076  $11,182    $2,204
Ratios to average net assets
 Expenses++                               0.84%     0.84%    1.02%     1.02%+
 Net investment income                    8.69%     7.02%    6.05%     5.34%+
Portfolio turnover rate                    302%      205%     231%      119%

(a) For the period from March 6, 1997 (commencement of operations) to
    December 31, 1997.
* Total return does not reflect charges attributable to your insurance company's separate account.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
# Net investment income is based on average shares outstanding during the period.

VARIABLE ANNUITY FUNDS
15

OTHER FUND PRACTICES

The Funds may invest in futures and options which are forms of derivatives. Such practices are used to hedge a Fund's portfolio, to protect against changes in interest rates, to adjust a portfolio's duration, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

The Funds may borrow money, an investment practice typically used only for temporary or emergency purposes, such as meeting redemptions. Borrowing is a form of leverage, that may magnify a Fund's gain or loss. When a Fund has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Fund must pay on borrowed money will reduce its net investment income and may also either offset any potential capital gains or increase losses.

The Funds may lend their securities. Lending securities may cause the Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

While not principal investment strategies, the VA Omega Fund may invest up to 25% (however the Fund's current intention is to invest no more than 15%), VA Special Equity Fund may invest up to 10% in foreign securities.

If a Fund invests in non-U.S. securities it will be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of and dividend yield and total return earned on your investment. In addition, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value of and dividend yield and total return earned on of your investment in the Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Generally, the portfolio managers of VA Omega Fund, VA Special Equity Fund and VA Strategic Income Fund, do not take portfolio turnover into account in making investment decisions. This means a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Funds, including risks.

VARIABLE ANNUITY FUNDS
16

                                      Notes



VARIABLE ANNUITY FUNDS
17

                                     Notes



VARIABLE ANNUITY FUNDS
18

                                     Notes


VARIABLE ANNUITY FUNDS
19

                                   Evergreen Funds


Institutional Money Market Funds
Institutional Money Market Fund
Institutional Municipal Money Market Fund
Institutional Treasury Money Market Fund
Institutional U.S. Government Money Market Fund
Institutional 100% Treasury Money Market Fund
Cash Management Money Market Fund
Cash Management Treasury Money Market Fund

Money Market Funds
California Municipal Money Market Fund
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund
U.S. Government Money Market Fund

State Municipal Bond Funds
Connecticut  Municipal Bond Fund
Florida High Income Municipal  Bond Fund
Florida  Municipal  Bond Fund
Georgia  Municipal  Bond Fund
Maryland  Municipal  Bond Fund
New Jersey  Municipal  Bond Fund
North  Carolina Municipal Bond Fund
Pennsylvania  Municipal Bond Fund
South Carolina  Municipal Bond Fund
Virginia Municipal Bond Fund

National Municipal Bond Funds
High Grade Municipal Bond Fund
High Income Municipal Bond Fund
Municipal Bond Fund
Short-Intermediate Municipal Bond Fund
Intermediate Term Municipal Bond Fund

Short and Intermediate Term Bond Funds
Adjustable Rate Fund
Fixed Income Fund
Intermediate Term Bond Fund
Limited Duration Fund
Short-Duration Income Fund

Intermediate and Long Term Bond Funds
Core Bond Fund
Diversified Bond Fund
Fixed Income Fund II
High Yield Bond Fund
Income Plus Fund
Quality Income Fund
Select High Yield Bond Fund
Strategic Income Fund
U.S. Government Fund

Balanced Funds
Balanced Fund
Foundation Fund
Select Balanced Fund
Tax Strategic Foundation Fund

Growth and Income Funds
Blue Chip Fund
Core Equity Fund
Equity Income Fund
Equity Index Fund
Growth and Income Fund
Small Cap Value Fund
Strategic Value Fund
Value Fund

Domestic Growth Funds
Aggressive  Growth Fund
Capital Growth Fund
Evergreen Fund
Growth Fund
Large Company  Growth Fund
Masters Fund
Omega Fund
Premier 20 Fund
Secular  Growth Fund
Select Small Cap Growth Fund
Select  Strategic  Growth Fund
Small Company  Growth Fund
Special Equity Fund
Stock Selector Fund
Tax Strategic Equity Fund

Sector Funds
Health Care Fund
Technology Fund
Utility and Telecommunications Fund

Global and International Funds
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Bond Fund
International Growth Fund
Latin America Fund
Precious Metals Fund

Variable Annuity
VA Blue  Chip  Fund
VA Capital  Growth  Fund
VA Equity  Index  Fund
VA Fund
VA Foundation  Fund
VA Global Leaders Fund
VA Growth and Income Fund
VA Growth Fund
VA High Income Fund
VA International  Growth Fund
VA Masters Fund
VA Omega Fund
VA Small Cap Value Fund
VA Special Equity Fund
VA Strategic Income Fund

www.evergreeninvestments.com

VARIABLE ANNUITY FUNDS
20

                              QUICK REFERENCE GUIDE


1.   Information Line for Hearing and Speech Impaired (TTY/TDD)
     Call 1-800-343-2888
     Monday through Friday, 8 a.m. to 6 p.m. Eastern time

2.   Write us a letter
     Evergreen Service Company, LLC
     P.O. Box 2121
     Boston, MA  02106-9970
     o for general correspondence


3.   For express, registered or certified mail
     Evergreen Service Company, LLC
     200 Berkeley St.
     Boston, MA  02116-5034

4.   Visit us on-line
     www.evergreeninvestments.com

     For More Information About the
     Evergreen Variable Annuity Funds, Ask for:

     The Funds' most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of the Fund's portfolio holdings as of a specific date, as well as commentary from the Fund's portfolio manager. This Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

     The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

     For questions, other information,  or to request a copy, without charge, of
     any  of  the  documents,   call   1-800-847-5397  or  ask  your  investment
     professional. We will mail material within three business days.

     Information about these Funds (including the SAI) is also available on the SEC's Internet web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information about the operation of the Public Reference Room, call the SEC at 1-202-942-8090.

                                                             Sec File No.:
                                                             811-8716

                     [LOGO OF EVERGREEN FUNDS APPEARS HERE]